UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The NASDAQ OMX Group, Inc.

(Name of Registrant as Specified In its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ONE LIBERTY PLAZA, NEW YORK, NEW YORK 10006
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 20, 2009
The Proxy Statement, Annual Report and other proxy materials are available at: http://ir.nasdaqomx.com/annuals.cfm

This communication presents only an overview

of the more complete proxy materials that

are available to you on the Internet. We

encourage you to access and review all of the

important information contained in the

proxy materials before voting.

BAR CODE
RESTRICTED	If you want to receive a paper or e-mail copy
AREA	of these documents, you must request one.
There is no charge to you for requesting a
copy. Please make your request for a copy as
instructed below on or before May 5, 2009 to
facilitate timely delivery.

Dear NASDAQ OMX Stockholder:

The 2009 Annual Meeting of Stockholders of The NASDAQ OMX Group, Inc. (the “NASDAQ OMX”) will be held at the NASDAQ OMX MarketSite, Four Times Square, New York, New York 10036, on Wednesday, May 20, 2009, at 9:00 a.m. (EST).

Proposals to be considered at the Annual Meeting:

(1) to elect 16 directors to a one-year term;

(2) to ratify the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

(3) to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

Management recommends a vote “FOR” each of the nominees for director and a vote “FOR” Proposal 2.

The Board of Directors has fixed the close of business on March 27, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

			CONTROL NUMBER

			i
	You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g	CONTROL NUMBER RESTRICTED AREA
			3” x 3/4”
BAR CODE AREA RESTRICTED	47228
2 3/4” x 1/2”

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

NASDAQ OMX MarketSite

Four Times Square

New York, New York 10036

You can find directions to attend the Annual Meeting and vote in person at: http://ir.nasdaqomx.com/annuals.cfm

The following Proxy Materials are available for you to review online:

•	the NASDAQ OMX 2009 Proxy Statement (including all attachments thereto);

•	the NASDAQ OMX Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials and to select a future delivery preference, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://ir.nasdaqomx.com/annuals.cfm

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for The NASDAQ OMX Group, Inc. are available to review at:

http://ir.nasdaqomx.com/annuals.cfm

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.

47228